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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported)     FEBRUARY 9, 1996
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                         MEDSTONE INTERNATIONAL, INC.
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                 (Exact Name of Issuer as Specified in Charter)


                                   DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             0-16752                                 66-0439440
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      (Commission File Number)          (I.R.S. Employer Identification No.)


                100 COLUMBIA, SUITE 100, ALISO VIEJO, CA  92656
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                    (Address of Principal Executive Offices)

                               (714) 448-7700
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             (Registrants's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)











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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On February 9, 1996, the Company completed distribution to its shareholders, as a dividend, 5,516,528 shares of the outstanding common stock of each of the Endocare and UroGen subsidiaries. The Company will retain ownership of 100,000 shares of each. Endocare received the accounts receivable, inventory, prepaid expenses and fixed assets associated with the endourology operations. Along with these assets, the Endocare division received a $500,000 capital contribution. UroGen received the net fixed assets of the biology operations, and a $500,000 capital contribution.

ITEM 7(B).   PROFORMA FINANCIAL INFORMATION

             All proforma financial information is incorporated by reference from the proforma financial information included in the definitive Form 10s filed for both Endocare and UroGen with the Securities and Exchange Commission on February 9, 1996.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            MEDSTONE INTERNATIONAL, INC.





Dated:   February 21, 1996
                                            By:  \s\   Mark Selawski
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                                                       Mark Selawski
                                                       Chief Financial Officer





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